EXHIBIT 99.1


Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                           Case No: 04-45814-jwv-11


                            Consolidated Monthly Operating Report Summary
                            ---------------------------------------------
                          For The Four Weeks Ended and as of July 23, 2005
                          ------------------------------------------------

REVENUE
-------
Gross Income                                                                       $    250,793,398
Less Cost of Goods Sold                                                                 121,486,318
           Ingredients, Packaging & Outside Purchasing          $  60,649,284
           Direct & Indirect Labor                                 47,747,045
           Overhead & Production Administration                    13,089,989
Gross Profit                                                                           129,307,080
                                                                                   -----------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                      -
Selling & Delivery Employee Salaries                               60,902,279
Advertising and Marketing                                           2,627,156
Insurance (Property, Casualty, & Medical)                          13,899,782
Payroll Taxes                                                       5,202,665
Lease and Rent                                                      4,160,683
Telephone and Utilities                                             1,071,619
Corporate Expense (Including Salaries)                              6,706,864
Other Expenses                                                     30,453,566
Total Operating Expenses                                                                125,024,614
                                                                                   -----------------
           EBITDA                                                                        4,282,466
Restructuring & Reorganization Charges                             (6,850,235) (i)
Depreciation and Amortization                                       5,918,838
Other Income                                                          (34,971)
Gain/Loss Sale of Prop                                                      -
Interest Expense                                                    3,605,790
Operating Income (Loss)                                             1,643,044
Income Tax Expense (Benefit)                                        1,359,180
                                                                                   -----------------
Net Income (Loss)                                                                  $        283,864
                                                                                   =================


CURRENT ASSETS
--------------
     Accounts Receivable at end of period                                          $    162,899,746
     Increase (Decrease) in Accounts Receivable for period                               (6,346,062)
     Inventory at end of period                                                          65,776,511
     Increase (Decrease) in Inventory for period                                         (4,281,935)
     Cash at end of period                                                              157,649,903
     Increase (Decrease) in Cash for period                                               8,282,718
     Restricted Cash                                                           (ii)      19,589,069
     Increase (Decrease) in Restricted Cash for period                         (ii)      19,589,069

LIABILITIES
-----------
    Increase (Decrease) Liabilities Not Subject to period                                   965,614
    Increase (Decrease) Liabilities  Subject to Compromise                                  409,451
    Taxes payable:
         Federal Payroll Taxes                                  $  11,561,663
         State/Local Payroll Taxes                                  3,681,182
         State Sales Taxes                                            949,608
         Real Estate and
             Personal Property Taxes                               16,608,082
         Other (see attached supplemental schedule)                 5,692,236
         Total Taxes Payable                                                             38,492,771

See attached supplemental schedule for footnoted information.


IBC
Other Taxes Payable - Supplemental Schedule for period ended
July 23, 2005



                         Description                        Amount
                         -----------                        ------

            Use Tax                                $             1,243,114
            Accr. Franchise Tax                                  1,292,756
            Other Taxes                                          3,156,366

            Total Other Taxes Payable              $             5,692,236
                                                     ======================


 ----------------------------------------------------------------------------
|                                                                            |
|  (i)  Reorganization and Restructuring expenses for the period include     |
|       charges for professional fees of approximately $2,667,000, key       |
|       employee retention plan and restructuring bonus accruals of          |
|       approximately $1,148,000, and a loss of approximately $400,000 on    |
|       the sale of property in Detroit, Michigan. Offsetting these charges  |
|       were gains of approximately $10,830,000 and $480,000 on properties   |
|       located in San Pedro, CA and Boise, ID, respectively.                |
|                                                                            |
|  (ii) Restricted cash represents cash held as collateral pursuant to       |
|       IBC's debtor-in-possession financing agreement. It is primarily the  |
|       result of net proceeds received from the sale of properties located  |
|       in San Pedro, CA and Boise, ID.                                      |
|                                                                            |
 ----------------------------------------------------------------------------

            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                           DATED AS OF JULY 23, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended July 23, 2005 and balances of and period (including year end adjustments reflected after the preparation of the May 28, 2005 MOR) changes in certain of the Company's accounts as of July 23, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 and 2005 Annual Reports on Form 10-K and the fiscal 2005 and 2006 quarterly Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain quarter end and year end adjustments that are generally recorded upon review of major accounts prior to the end of each quarter and annual SEC filing period. In addition, items included in these results for the period ended July 23, 2005 may relate to earlier periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 annual Form 10-Ks and its fiscal 2005 and 2006 quarterly Form 10-Qs.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

      a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

      b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004 and our restructuring activities undertaken during fiscal 2005 and 2006. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

      c. The Company has not yet completed the preparation of its year end fiscal 2004 or fiscal 2005 financial statements and further work on these financials could impact fiscal 2006 results as presented.

      d. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

      e. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

      f. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such future changes/adjustments. In addition, as described above, the MOR does not reflect certain year end or quarterly adjustments.